UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 18, 2020

Investar Holding Corporation
(Exact name of registrant as specified in its charter)

Louisiana	001-36522	27-1560715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10500 Coursey Blvd., Baton Rouge, Louisiana 70816
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (225) 227-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	ISTR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant
(a) Dismissal of Previous Independent Registered Public Accounting Firm
On August 18, 2020, Investar Holding Corporation (the “Company”) dismissed Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm. The audit committee (the “Audit Committee”) of the board of directors of the Company approved the dismissal of EY as the Company’s independent registered public accounting firm on August 18, 2020.
The reports of independent registered public accounting firm of EY regarding the Company’s financial statements for the fiscal years ended December 31, 2019 and 2018 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the years ended December 31, 2019 and 2018, and during the interim period from the end of the most recently completed fiscal year through August 18, 2020, the date of dismissal, there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of EY would have caused it to make reference to such disagreement in its reports.
The Company provided EY with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that EY furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter furnished by EY, dated August 21, 2020, is filed as Exhibit 16.1 to this current report on Form 8-K.
(b) Appointment of New Independent Registered Public Accounting Firm
On August 18, 2020, the Audit Committee engaged Horne LLP (“Horne”) to serve as its independent registered public accounting firm for the year ending December 31, 2020.
During the years ended December 31, 2019 and 2018, and during the interim period from the end of the most recently completed fiscal year through August 18, 2020, neither the Company, nor anyone on its behalf, consulted with Horne regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or regarding the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Horne concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K, respectively.)

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated August 21, 2020.
104	The cover page of Investar Holding Corporation’s Form 8-K is formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTAR HOLDING CORPORATION

Date: August 21, 2020	By:	/s/ John J. D’Angelo
John J. D’Angelo
President and Chief Executive Officer